Exhibit 99.6

June 14th, 2024

Re: Termination of Group Agreement, dated August 16, 2023

The undersigned constitute all the parties to that certain Group Agreement dated August 16, 2023 (the “Agreement”). Effective immediately, the undersigned hereby terminate the Agreement in its entirety.

[Remainder of this page intentionally left blank; signature pages follow]

CAMAC PARTNERS, LLC

By:	Camac Capital, LLC its Managing Member

By:	/s/ Eric Shahinian
Name:	Eric Shahinian
Title:	Manager

Signature Page to

Termination of Group Agreement

2

CAMAC CAPITAL, LLC

By:	/s/ Eric Shahinian
Name:	Eric Shahinian
Title:	Manager

Signature Page to

Termination of Group Agreement

3

CAMAC FUND, LP

By:	Camac Capital, LLC its General Partner

By:	/s/ Eric Shahinian
Name:	Eric Shahinian
Title:	Manager

Signature Page to

Termination of Group Agreement

4

/s/ Eric Shahinian
Eric Shahinian Individually and as attorney-in-fact for Michael G. Hacke

Signature Page to

Termination of Group Agreement

5

ATG FUND II LLC

By:	ATG Capital Management, LLC Managing Member

By:	/s/ Gabriel Gliksberg
Name:	Gabriel Gliksberg
Title:	Managing Member

Signature Page to

Termination of Group Agreement

6

ATG CAPITAL MANAGEMENT, LLC

By:	/s/ Gabriel Gliksberg
Name:	Gabriel Gliksberg
Title:	Managing Member

Signature Page to

Termination of Group Agreement

7

/s/ GABRIEL GLIKSBERG
GABRIEL GLIKSBERG

Signature Page to

Termination of Group Agreement

8

MCINTYRE PARTNERSHIPS, LP

By:	McIntyre Capital GP, LLC its General Partner

By:	/s/ Chris McIntyre
Name:	Chris McIntyre
Title:	Managing Member

Signature Page to

Termination of Group Agreement

9

MCINTYRE CAPITAL GP, LLC

By:	/s/ Chris McIntyre
Name:	Chris McIntyre
Title:	Managing Member

Signature Page to

Termination of Group Agreement

10

MCINTYRE CAPITAL MANAGEMENT, LP

By:	McIntyre Capital Management GP, LLC its General Partner

By:	/s/ Chris McIntyre
Name:	Chris McIntyre
Title:	Managing Member

Signature Page to

Termination of Group Agreement

11

MCINTYRE CAPITAL MANAGEMENT GP, LLC

By:	/s/ Chris McIntyre
Name:	Chris McIntyre
Title:	Managing Member

Signature Page to

Termination of Group Agreement

12

/s/ Chris McIntyre
Chris McIntyre

Signature Page to

Termination of Group Agreement

13